EXECUTION VERSION

INCREMENTAL TERM LOAN ACTIVATION NOTICE

TRANCHE B TERM FACILITY

December 21, 2011

To:           JPMorgan Chase Bank, N.A.,
 as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement dated as of October 26, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), issuing lender and swingline lender and the other parties named therein.  Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

This notice is the Incremental Term Loan Activation Notice referred to in the Credit Agreement, and the Borrower and each of the banks or other financial institutions signatory hereto (the “Incremental Lenders”) hereby notify you that they intend to establish an Incremental Term Loan Facility under the Credit Agreement (the “Tranche B Term Facility” and the Loans thereunder, the “Tranche B Term Loans”) and that:

1. The Incremental Term Loan Amount of each Incremental Lender under such Incremental Term Loan Facility is set forth below such Incremental Lender’s name on the signature pages hereof under the caption “Tranche B Term Loan Amount” (each such Incremental Lender, a “Tranche B Term Lender”).

2. The Incremental Term Loan Closing Date for such Incremental Term Loan Facility is December 21, 2011 (the “Tranche B Term Loan Closing Date”).

3. The Incremental Term Loan Maturity Date is the earlier of (a) the date that is seven years from the Incremental Term Loan Closing Date, which date is December 21, 2018, or, if such date is not a Business Day, the Business Day next preceding such date and (b) January 15, 2018  or, if such date is not a Business Day, the Business Day next preceding such date, if the Borrower has not refinanced, repurchased, redeemed, discharged or defeased (in each case, in full) the 8 ⅜% Senior Notes due 2018 on or prior to January 15, 2018 (the “Tranche B Maturity Date”).

4. In the event that, on or prior to the first anniversary of the Tranche B Term Loan Closing Date, the Borrower (i) makes any repayment, prepayment, purchase or buyback of Tranche B Term Loans in connection with any Repricing Event (as defined below) or (ii) effects any amendment of the Credit Agreement resulting in a Repricing Event, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Tranche B Term Lenders (x) in the case of clause (i), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B Term Loans so being prepaid, repaid or purchased and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate principal amount of the applicable Tranche B Term Loans outstanding immediately prior to such amendment.

As used herein, “Repricing Event” means (a) any prepayment, repayment, refinancing, substitution or replacement of all or a portion of the Tranche B Term Loans with the proceeds of, or any conversion of Tranche B Term Loans into, any new or replacement tranche of syndicated term loans (including new Term Loans under the Credit Agreement) bearing interest with an “effective yield” (taking into account interest rate margin and benchmark floors, recurring fees and all upfront or similar fees or original issue discount (amortized over the shorter of (A) the weighted average life to maturity of such term loans and (B) four years), but excluding any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared ratably with all lenders or holders of such term loans in their capacities as lenders or holders of such term loans) less than the “effective yield” applicable to the Tranche B Term Loans (determined on the same basis as provided in the preceding parenthetical) but excluding any such term loans incurred in connection with a Change of Control and (b) any amendment (including pursuant to a replacement term loan as contemplated by subsection 10.1 of the Credit Agreement) to the Tranche B Term Loans or any tranche thereof which reduces the “effective yield” applicable to such Tranche B Term Loans (as determined on the same basis as provided in clause (a)).

Annex A sets forth (a) the amortization schedule relating to such Tranche B Term Facility and (b) the Applicable Margin for such Tranche B Term Facility.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                   LIN TELEVISION CORPORATION

                                   By ____________________________________
                                        Name:
                                        Title:

[Signature Page to Incremental Term Loan Activation Notice]

                                  J.P. MORGAN CHASE BANK, N.A.

                                  By ____________________________________
                                   Name:
                                   Title:

                                  Tranche B Term Loan Amount

                                  $           260,000,000.00

[Signature Page to Incremental Term Loan Activation Notic

Accepted and Agreed:

J.P. MORGAN CHASE BANK, N.A.,

as Administrative Agent

By _____________________________________
      Name:
      Title:

[Signature Page to Incremental Term Loan Activation Notice]

ANNEX A

(A)           Amortization Schedule:  The Tranche B Term Loans of each Tranche B Lender shall mature in consecutive quarterly installments payable by the Borrower on the last day of March, June, September and December of each year, commencing on March 31, 2012, in the Tranche B Term Percentage of such Tranche B Term Lender of the aggregate principal amount set forth opposite each of such installments specified below:

Installment	Amount
March 31, 2012	$ 650,000.00
June 30, 2012	$ 650,000.00
September 30, 2012	$ 650,000.00
December 31, 2012	$ 650,000.00
March 31, 2013	$ 650,000.00
June 30, 2013	$ 650,000.00
September 30, 2013	$ 650,000.00
December 31, 2013	$ 650,000.00
March 31, 2014	$ 650,000.00
June 30, 2014	$ 650,000.00
September 30, 2014	$ 650,000.00
December 31, 2014	$ 650,000.00
March 31, 2015	$ 650,000.00
June 30, 2015	$ 650,000.00
September 30, 2015	$ 650,000.00
December 31, 2015	$ 650,000.00
March 31, 2016	$ 650,000.00
June 30, 2016	$ 650,000.00
September 30, 2016	$ 650,000.00
December 31, 2016	$ 650,000.00
March 31, 2017	$ 650,000.00
June 30, 2017	$ 650,000.00
September 30, 2017	$ 650,000.00
December 31, 2017	$ 650,000.00
March 31, 2018	$ 650,000.00
June 30, 2018	$ 650,000.00
September 30, 2018	$ 650,000.00
Tranche B Maturity Date	Outstanding principal amount of Tranche B Term Loans

For purposes of this amortization schedule, “Tranche B Term Percentage” means, as to any Tranche B Term Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding.

(B)           Applicable Margin:

	ABR Loans	Eurodollar Loans
Tranche B Term Loans	2.75%	3.75%

provided, however, that notwithstanding the rate calculated in accordance with the foregoing, at no time shall (a) the ABR for the Tranche B Term Facility be less than 0.25% per annum and (b) the Eurodollar Rate for the Tranche B Term Facility (before giving effect to any adjustment for reserve requirements) be less than 1.25% per annum; provided further, that the all-in yield (whether in the form of interest rate margins, original issue discount, upfront fees or LIBOR/ABR floors) applicable to any subsequent Incremental Term Facility will not be more than 0.50% higher than the corresponding all-in yield (giving effect to interest rate margins, original issue discount, upfront fees and LIBOR/ABR floors) for the Tranche B Term Facility, unless the interest rate margins with respect to the Tranche B Term Facility is increased by an amount equal to the difference between the all-in yield with respect to such Incremental Term Facility and the corresponding all-in yield on the Tranche B Term Facility minus 0.50%.